SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                24/7 MEDIA, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



                   Delaware                               13-3995672
   ----------------------------------------    ---------------------------------
   (State of organization or incorporation)    (IRS Employer Identification No.)



                1250 Broadway
             New York, New York                            10001
   ----------------------------------------             ------------
   (Address of principal executive offices)              (Zip code)


        Securities to be registered pursuant to Section 12(b) of the Act:

            Title of each class                Name of each exchange on which
            to be so registered                each class is to be registered
            -------------------              ----------------------------------
                   None                                    N/A


        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                   ----------------------------------------
                                (Title of Class)


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                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT

Item 1:   Description of Registrant's Securities to be Registered.

          The  information  set  forth  in  the  Prospectus   contained  in  the
          Registrant's Registration Statement on Form S-1 (Registration No. 333-56085) filed June 4, 1998, as amended (the "Registration Statement") beneath the caption "Description of Capital Stock," is incorporated herein by reference and made a part hereof.

Item 2:   Exhibits

   3.1*   Amended and Restated Certificate of Incorporation

   3.2*   By-laws


---------------

*    Filed with the  Securities  and  Exchange  Commission  as  exhibits  to the
     Registrant's   Registration   Statement  on  Form  S-1   (Registration  No.
     333-56085). Such exhibits are incorporated herein by reference.


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                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                  24/7 MEDIA, INC.



                                                  By:  /s/ David. J. Moore
                                                       --------------------
                                                       David J. Moore
                                                       President


Dated:    July 28, 1998

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